UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2021

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DM	New York Stock Exchange
Warrants to purchase one share of Class A common stock	DM.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 15, 2021, Desktop Metal Inc. (the “Company”), EnvisionTEC US, LLC, a wholly owned subsidiary of the Company (“Merger Sub I”) and EnvisionTEC Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub II”), entered into a Purchase Agreement and Plan of Merger (the “Merger Agreement”) with Envisiontec, Inc. (“envisionTEC”), Gulf Filtration Systems, Inc. (“Gulf”), 3dbotics, Inc. (“3dbotics” and together with envisionTEC, Gulf and 3dbotics, and Envisiontec GmbH (“envisionTEC Germany”) the “envisionTEC Group”), and Ali El-Siblani (the “Seller”), pursuant to which the Company intends to acquire the envisionTEC Group. The acquisition of the envisionTEC Group is expected to be accomplished by means of (i) the mergers (the “Mergers”) of (A) Merger Sub I with and into envisionTEC, with envisionTEC continuing as the surviving corporation, and subsequently, (B) envisionTEC with and into Merger Sub II, with Merger Sub II continuing as the surviving corporation and a direct, wholly owned subsidiary of the Company; and (ii) the share purchase, whereby the Company will purchase from the Seller all of the issued and outstanding capital stock of envisionTEC Germany, Gulf and 3dbotics (the “Share Purchase”). The aggregate (a) cash purchase price for the Mergers and the Share Purchase is $150 million, with such cash amount being subject to a customary adjustment based on, among other things, the amount of cash, debt and working capital in the business at the closing date and (b) stock consideration is a number of shares of Class A common stock of the Company (the “Shares”) determined by dividing $150 million by the average volume-weighted trading price on the New York Stock Exchange for one share of the Class A common stock of the Company for the ten day closing price average, subject to a customary collar that allows for adjustment if the ten day closing price average is 10% greater or 10% less than the ten day signing price average.

The Merger Agreement contains customary representations, warranties and covenants by Seller, the envisionTEC Group (except for envisionTEC Germany, which is not a party to the Merger Agreement) and the Company. The parties have agreed to indemnify each other for breaches of representations, warranties and covenants. The completion of the transactions are subject to, among other things, the expiration of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other customary closing conditions. The transactions are not subject to any financing contingency.

The Merger Agreement may be terminated under certain circumstances, including by either party if the transactions have not been completed by July 15, 2021, or by September 15, 2021, if certain conditions of the Merger Agreement have otherwise been met. The Company currently anticipates that the transactions will be completed in February 2021.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement and the above description have been included to provide information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about the Company or any other parties to the Merger Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of the specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to the Company’s filings required by the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms, including being qualified by schedules and other disclosures made by each party. Accordingly, the representations, warranties and covenants in the Merger Agreement should not be relied upon as statements of factual information.

Item 3.02	Unregistered Sales of Equity Securities.

Shares Issued Pursuant to Merger Agreement

The information set forth under Item 1.01 of this Current Report on Form 8-K (the “Current Report”) is incorporated herein by reference.

All Shares are expected to be issued to the Seller in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act. Pursuant to the Merger Agreement, the Seller represented his intention to acquire the Shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends are expected to be affixed to the certificates representing the Shares (or reflected in a restricted book entry with the Company’s transfer agent). The Seller also had adequate access, through business relationships and the course of negotiations, to information about the Company and could, with counsel and his professional experience, evaluate that information.

Warrant Issuance

On February 24, 2020, the Company issued a non-interest-bearing Promissory Note (the “Note”) to Trine Sponsor IH, LLC (“Trine”). Under the Note, Trine has the option to convert any unpaid balance of the Note into warrants to purchase shares of the Company’s Class A common stock equal to the principal amount of the Note so converted divided by $1.00. The terms of any such warrants will be identical to the terms of the warrants issued by the Company to Trine in the private placement of warrants that occurred concurrently with the Company’s initial public offering of its unit. On January 14, 2021, the Company issued a warrant to purchase 1,500,000 shares of its Class A common stock to Trine in full satisfaction of the Note (the “Working Capital Warrant”).

The Working Capital Warrant was issued in reliance upon an exemption from registration under the Securities Act as a transaction by an issuer not involving a public offering. Trine represented to the Company that it was acquiring the Working Capital Warrant for its own account and not with a view to the resale or distribution thereof. Accordingly, the Working Capital Warrant has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Appropriate legends have been affixed to the Working Capital Warrant.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on January 15, 2021 announcing the execution of the Merger Agreement. A copy of the press release is attached to this Current Report as Exhibit 99.1. The information in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01.

(a) Exhibits

Exhibit No.	Description
2.1*	Purchase Agreement and Plan of Merger, dated as of January 15, 2021, by and among Desktop Metal, Inc., envisionTEC, Inc., Gulf Filtration Systems, Inc., 3dbotics, Inc., and Ali El-Siblani.
99.1	Press Release issued by Desktop Metal, Inc., dated January 15, 2021

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this communication, including, but not limited to, statements regarding the acquisition of envisionTEC Group by the Company, the structure of the envisionTEC acquisition, the cash and Class A common stock to be issued in the envisitionTEC acquisition, the timing of the closing of the envisionTEC acquisition, and the issuance of the Shares in a transaction exempt from the Securities Act are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. The Company has based these forward-looking statements on current information and management’s current expectations and beliefs. These forward-looking statements speak only as of the date of this communication and are subject to a number of risks and uncertainties, including, without limitation, the following: the impact of the COVID-19 pandemic on the Company’s and the envisionTEC Group’s business, including their suppliers and customers; the effect of the transaction (or announcement thereof) on the ability of the Company or the envisionTEC Group to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom they do business; risks that the transaction disrupts current plans and operations; the ability of the Company and envisionTEC to consummate the proposed transaction in a timely manner or at all, including the ability to secure regulatory approvals; impact on Desktop Metal’s business if the transaction is not consummated; successful integration of the Company’s and the envisionTEC Group’s businesses and realization of synergies and benefits; the ability of the Company to implement business plans, forecasts and other expectations following the completion of the transaction; risk that actual performance and financial results following completion of the transaction differ from projected performance and results; and business disruption following the transaction. This list of risks and uncertainties is not exhaustive. For additional information about other risks and uncertainties that could cause actual results of the transaction to differ materially from those described in the forward-looking statements in this communication, and of the Company’s business, financial condition, results of operations and prospects generally, please refer to the Company’s reports filed with the Securities Exchange Commission (“SEC”), including without limitation the “Risk Factors” and other information included in the Company’s S-1 Registration Statement (File No. 333-251653) filed with the SEC on December 23, 2020, as well as such other reports as the Company has filed or may file with the SEC from time to time. The forward-looking statements included in this communication are made as of the date hereof. Except as required by applicable law, the Company will not update any forward-looking statements to reflect new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Desktop Metal, Inc.

Date: January 15, 2021	By:	/s/ Ric Fulop
	Name:	Ric Fulop
	Title:	Chief Executive Officer